UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 26, 2020

Anchorage International Holdings Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-156254	26-0884454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3445 Lawrence Avenue Oceanside, NY	11572
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +1 (646) 768-8417

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 3.02 Unregistered Sale of Equity Securities.

On May 26, 2020, Anchorage International Holdings Corp. (the “Company”) sold 811,020,000 shares of its common stock, par value $0.00001 per share (the “Common Shares”) to David Lazar, for a total purchase price of $8,110.20. Mr. Lazar paid for the Common Shares by forgiving $8,110.20 in debt owed to him by the Company. The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), for the private placement of the Common Shares, pursuant to Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder because, among other things, the transactions did not involve a public offering.

On May 28, 2020, the Company sold 10,000,000 shares of its Series A Convertible Preferred Stock, par value $0.00001 per share (the “Preferred Shares”) to David Lazar, for a total purchase price of $8,110.20. Mr. Lazar paid for the Preferred Shares by forgiving $100.00 in debt owed to him by the Company. See Item 3.03 of this Current Report on Form 8-K for a description of the voting and conversion rights of the Preferred Shares. The Company claims an exemption from the registration requirements of the Securities Act, for the private placement of the Preferred Shares, pursuant to Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder because, among other things, the transactions did not involve a public offering.

A copy of each agreement for the purchase of shares described herein is filed with this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2 and each are incorporated herein by reference, and the foregoing description of the agreements is qualified in its entirety by reference thereto.

Item 3.03 Material Modification to Rights of Security Holders.

On May 27, 2020, the Company filed a Certificate of Designation with the Delaware Secretary of State, designating 10,000,000 shares of preferred stock as “Series A Convertible Preferred Stock” (the “Series A”). The Series A converts to common stock of the company at a ratio of 650 shares of common stock for each share of Series A being converted, and the conversion ratio is unaltered in the event of any increase or decrease in the number of issued shares of common stock of the Company resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the common stock, or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Company. The Series A is entitled to vote alongside the common stock at the same ratio as the conversion ratio described in this Item 3.03.

A copy of the Certificate of Designation is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference, and the foregoing description of the Certificate of Designation is qualified in its entirety by reference thereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	DESCRIPTION

3.1	Certificate of Designation of Series A Convertible Preferred Stock, filed May 27, 2020.
10.1	Stock Purchase Agreement, dated May 26, 2020, by and between the Company and David Lazar.
10.2	Stock Purchase Agreement, dated May 28, 2020, by and between the Company and David Lazar.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anchorage International Holdings Corp.

Date: May 28, 2020	By:	/s/ David Lazar
David Lazar,
President and Chief Executive Officer

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